UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 7, 2016

(Date of earliest event reported)

NioCorp Developments Ltd.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada (State or Other Jurisdiction of Incorporation)	000-55710 (Commission File Number)	98-1262185 (IRS Employer Identification No.)

7000 South Yosemite Street, Suite 115 Centennial, Colorado (Address of principal executive offices)	80112 (Zip Code)

Registrant’s telephone number, including area code:   (720) 639-4647

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On October 7, 2016, NioCorp Developments Ltd. (the “Company”) issued 531,908 common shares of the Company to Lind Asset Management IV, LLC upon conversion of US$275,000 in principal amount of the Company’s outstanding convertible note issued in December of 2015 at a conversion price of C$0.6834 per share. The common share were issued pursuant to Section 3(a)(9) of the United States Securities Act of 1933, as amended (the “Securities Act”), in connection with the voluntary conversion of convertible note and based upon representations and warranties of Lind Asset Management IV, LLC in connection therewith.

On November 9, 2016, the Company issued 606,359 common shares of the Company to Lind Asset Management IV, LLC upon conversion of US$275,000 in principal amount of the Company’s outstanding convertible note issued in December of 2015 at a conversion price of C$0.60792 per share. The common share were issued pursuant to Section 3(a)(9) of the Securities Act, in connection with the voluntary conversion of convertible note and based upon representations and warranties of Lind Asset Management IV, LLC in connection therewith.

In October of 2016, the Company issued 1,220,841 common shares of the Company to private investors upon the exercise of the Company’s outstanding common share purchase warrants. The Company received aggregate proceeds from the exercise of the warrants of C$793,547. The warrants were exercised at a price of C$0.65 per share. The common shares were issued inside the United States pursuant to Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D thereunder and outside the United States pursuant to Rule 903 of Regulation S under the Securities Act, in each case on the basis of representations and warranties made by the investors at the time of exercise of the warrants.

From November 1 through November 12, 2016, the Company issued 1,788,458 common shares of the Company to private investors upon the exercise of the Company’s outstanding common share purchase warrants. The Company received aggregate proceeds from the exercise of the warrants of C$1,162,498. The warrants were exercised at a price of C$0.65 per share. The common shares were issued inside the United States pursuant to Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D thereunder and outside the United States pursuant to Rule 903 of Regulation S under the Securities Act, in each case on the basis of representations and warranties made by the investors at the time of exercise of the warrants.

The Company previously reported 184,626,976 common shares outstanding as of November 11, 2016. As of November 16, 2016, there were 184,745,785 shares outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIOCORP DEVELOPMENTS LTD.

DATE: November 16, 2016	By:	/s/ Neal S. Shah
Neal S. Shah Chief Financial Officer